Nuveen Credit Strategies Income Fund Announces Terms of Rights Offering

NEW YORK, March 19, 2025 –Nuveen Credit Strategies Income Fund (NYSE: JQC) today announced that its Board of Trustees (the “Board”) has approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares (par value $.01 per share) (“Common Shares”) as of March 31, 2025 (the “Record Date”). Holders of Rights will be entitled to subscribe for additional Common Shares (the “Offer”) at a discount to the market price of the Common Shares.

After considering a number of factors, including potential benefits and costs, the Board and the Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), have determined that the Offer will benefit both the Fund and its shareholders and increase the assets of the Fund available to take advantage of existing investment opportunities, consistent with the Fund’s primary investment objective to achieve a high level of current income and its secondary investment objective of total return.

The Adviser believes this is an attractive time to raise additional assets for the Fund based on several factors, including the following potential benefits:

•	Opportunities in senior loans: investments in performing loans priced below par offer attractive current valuations and the potential to enhance portfolio yields and fund earnings while improving the potential for investment performance for all common shareholders

•	Tax-efficiency: potential to invest in new opportunities without the need to sell existing portfolio positions, which may reduce taxable events for common shareholders

•	Benefit for shareholders: the Offer provides common shareholders with an opportunity to buy new Common Shares below market price

•	Enhanced liquidity: the Offer creates the potential for increased trading volume and liquidity of Common Shares

•	Lower expense ratio: the Offer is expected to spread fixed operating costs across a larger asset base

Certain key terms of the Offer include:

•	Holders of Common Shares on the Record Date (“Record Date Shareholders”) will receive one Right for each outstanding Common Share owned on the Record Date. The Rights entitle the holders to purchase one new Common Share for every five Rights held (1-for-5).

•	The subscription price per Common Share (the “Subscription Price”) will be determined based upon a formula equal to 95% of the average of the last reported sales price of the Common Shares on the NYSE on the Expiration Date and each of the four (4) preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 90% of the net asset value per Common Share at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be 90% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date. The Rights offering will expire at 5:00 p.m., Eastern time, on April 29, 2025 (the “Expiration Date”).

•	Record Date Shareholders who fully exercise all Rights issued to them can subscribe, subject to certain limitations and allotment, for any additional Common Shares which were not subscribed for by other holders of Rights at the Subscription Price, subject to the right of the Board to eliminate this over-subscription privilege. Investors who are not Record Date Shareholders but who otherwise acquire Rights in the secondary market are not entitled to participate in the over-subscription privilege. If these requests exceed available Common Shares, they will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

•	Rights are transferable and are expected to be admitted for trading on the NYSE under the symbol “JQC RTWI” initially trading “when-issued” on March 28, 2025. The Rights will begin trading with regular settlement under the symbol “JQC RT” on or about April 2, 2025, and will cease trading at the close on April 28, 2025, one day before the Offer’s Expiration Date. During this time, Record Date Shareholders may also choose to sell their Rights.

The Fund has declared or expects to declare monthly distributions payable on April 1, 2025 and May 1, 2025, with record dates of March 14, 2025 and April 15, 2025, respectively. Any Common Shares issued after such record dates as a result of the Rights offering will not be record date Common Shares for the Fund’s monthly distributions to be paid on April 1, 2025 and May 1, 2025 and will not be entitled to receive such distributions. Shares issued pursuant to the Offer will be entitled to receive the monthly distribution expected to be payable in June 2025.

The Offer will be made only by means of a prospectus supplement and accompanying prospectus. The final terms of the Offer may be different from those set out above and the terms included in the prospectus supplement and accompanying prospectus will control.

The information in this press release is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus will contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund’s information agent:

Georgeson LLC:

833-363-8485

Nuveen is a leading sponsor of closed-end funds (CEFs) with $53 billion in assets under management across 45 CEFs as of 31 December 2024. The funds offer exposure to a broad range of asset classes and are designed for income-focused investors seeking regular distributions. Nuveen has more than 35 years of experience managing CEFs.

For more information, please visit Nuveen’s CEF homepage www.nuveen.com/closed-end-funds or contact:

Financial Professionals:

800-752-8700

Investors:

800-257-8787

Media:

media-inquiries@nuveen.com

About Nuveen

Nuveen, the investment manager of TIAA, offers a comprehensive range of outcome-focused investment solutions designed to secure the long-term financial goals of institutional and individual investors. Nuveen has $1.3 trillion in assets under management as of 31 December 2024 and operations in 27 countries. Its investment specialists offer deep expertise across a comprehensive range of traditional and alternative investments through a wide array of vehicles and customized strategies. For more information, please visit www.nuveen.com.

Nuveen Securities, LLC, member FINRA and SIPC.

The information contained on the Nuveen website is not a part of this press release.

Certain statements made in this release are forward-looking statements. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements due to numerous factors. These include, but are not limited to:

• market developments;

• legal and regulatory developments; and

• other additional risks and uncertainties.

You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Nuveen and the closed-end funds managed by Nuveen and its affiliates undertake no responsibility to update publicly or revise any forward-looking statements.

The annual and semi-annual reports and other regulatory filings of Nuveen closed-end funds with the Securities and Exchange Commission (“SEC”) are accessible on the SEC’s web site at

www.sec.gov and on Nuveen’s website at www.nuveen.com/cef and may discuss the above-mentioned or other factors that affect Nuveen closed-end funds.

4328777

###